Preferred and Common Stock	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Preferred and Common Stock
18.	Preferred and Common Stock

Share Capital

On February 22, 2019, pursuant to the Rights Agreement, the Company’s board of directors elected to exchange the approximately 42.4 million valid and outstanding Rights held by the Company’s shareholders (not including the Collaborating Shareholders) for a combination of 27,777,341 common shares and 14,630,813 Series B Convertible Preferred Shares (the “Preferred Shares”), all of which the Company issued into a trust on February 22, 2019 for the benefit of the holders of the valid and outstanding Rights under the Company’s Rights Agreement. The Preferred Shares issued share equally in all dividends and distributions made on the common shares and vote together with the common shares on all matters brought before the shareholders, in each case on an as-converted basis and subject to applicable law. Each preferred share is convertible into one common share at the option of the Company, or automatically upon a successful shareholder vote to increase the authorized number of common shares of the Company. Until the Preferred Shares are converted into common shares (or until the Preferred Shares are listed on a nationally recognized securities exchange), they will earn a preferred dividend equal to $0.41 per share per annum, payable quarterly in arrears. As of December 31, 2020, there were 14,630,813 preferred stock issued and outstanding, and the Company accrued $6,015 in preferred stock dividend for the year ended December 31, 2020.

Each share of common stock is entitled to one vote per share and is entitled to dividends when declared by the Company’s board of directors. As of December 31, 2020 and 2019, there were 99,294,743 and 98,903,243 shares of common stock outstanding, respectively.

In 2018, the Company issued 1,219 shares of common stock on the exercise of employee stock options with exercise price of $2.37 per share and 107,822 shares of common stock on the exercise of employee stock options with exercise price of $4.98 per share, for 156,300 shares of stock options exercised under cashless excise with total proceeds of $3. In 2018, the Company cancelled 51,500 restricted shares previously issued to employees of the Company due to employee termination. On July 2, 2018, in connection with a private placement transaction, the Company issued 11,800,000 shares of common stock at $7.35 per share with a nine months restricted period. The Company received net proceeds of $85,299 after deducting offering expenses of approximately $1,431.

In 2019, the Company issued 13,500 shares of common stock on the exercise of employee stock options with exercise price of $4.98 per share. In 2019, the Company cancelled 27,000 restricted shares previously issued to employees of the Company due to employee termination.

In 2020, the Company issued 401,500 shares of common stock on the exercise of employee stock options with exercise price of $4.98 per share. In 2020, the Company cancelled 10,000 restricted shares previously issued to employees of the Company due to employee termination.